UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2021

TS Innovation Acquisitions Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rockefeller Center

45 Rockefeller Plaza

New York, New York 10111

Telephone: (212) 715-0300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 715-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSAIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	TSAI	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	TSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On January 24, 2021, TS Innovation Acquisitions Corp., a Delaware corporation (“TSIA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lionet Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of TSIA (“Merger Sub”), and Latch, Inc., a Delaware corporation (the “Company” or “Latch”), pursuant to which Merger Sub will merge with and into Latch, with Latch surviving the merger as a wholly owned subsidiary of TSIA (the “Merger”).

Latch is an enterprise technology company focused on revolutionizing the way people experience spaces by making spaces better places to live, work, and visit. Latch has created a full-building operating system, LatchOS, that addresses the essential needs of modern buildings by streamlining building operations, enhancing the resident experience, and enabling more efficient interactions with service providers.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Latch common stock, par value $0.00001 per share (“Latch common stock”) (including shares of Latch common stock issued upon conversion of Latch preferred stock and convertible notes immediately prior to the closing of the Merger (the “Closing”), but excluding shares owned by Latch as treasury stock or dissenting shares), will be converted into the right to receive such number of shares of TSIA’s Class A common stock, par value $0.0001 per share (the “Common Stock”), equal to the Per Share Merger Consideration (as defined in the Merger Agreement). Pursuant to the terms of the Merger Agreement, TSIA is required to cause the Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement (the “Transactions”) to be listed on the NASDAQ Stock Market (“NASDAQ”) prior to the Closing.

In addition, as of the Effective Time, (i) each option to purchase Latch common stock (a “Company Option”), other than the Cash Elected Company Options (as defined below), whether vested or unvested, that is outstanding immediately prior to the Effective Time will be assumed and converted into an option with respect to a number of shares of Common Stock in the manner set forth in the Merger Agreement, (ii) each award of restricted stock units with respect to shares of Latch common stock (a “Company RSU”) that is outstanding immediately prior to the Effective Time will be assumed and converted into the right to receive an award of restricted stock units denominated in a number of shares of Common Stock in the manner set forth in the Merger Agreement and (iii) each vested Company Option with respect to which an election to receive only cash consideration has been properly made (a “Cash Elected Company Option”) will be converted into the right to receive an amount in cash as set forth in the Merger Agreement, subject to an aggregate cap on the cash consideration payable with respect to all Cash Elected Company Options of $10,000,000 (collectively, the “Cash Elections”).

The consummation of the proposed Transactions is subject to the receipt of the requisite approval of the stockholders of each of TSIA and Latch (such approvals, the “TSIA stockholder approval” and the “Latch stockholder approval,” respectively) and the fulfillment of certain other conditions.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) approvals and permits, (e) financial statements, (f) absence of changes, (g) absence of undisclosed liabilities, (h) litigation, (i) employee matters, (j) compliance with laws, (k) taxes, (l) real property, (m) intellectual property and (n) material contracts.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of the business prior to consummation of the Transactions and efforts to satisfy conditions to consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) covenants providing for TSIA and Latch to use reasonable best efforts to obtain all necessary regulatory approvals and (b) covenants providing for TSIA, Merger Sub and Latch to cooperate in the preparation of the Registration Statement and Proxy Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Transactions.

TSIA Incentive Plan

Prior to the Closing, TSIA will adopt the TSIA Incentive Plan (as defined in the Merger Agreement) subject to the receipt of the TSIA stockholder approval.

Latch Non-Solicitation Restrictions

Except as expressly permitted by the Merger Agreement, from the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, Latch has agreed not to, among other things, (i) initiate any negotiations with any person with respect to, or provide any non-public information or data concerning any Latch to any person relating to, an Acquisition Proposal or Alternative Transaction (as defined in the Merger Agreement) or afford to any person access to the business, properties, assets or personnel of Latch in connection with an Acquisition Proposal or Alternative Transaction or (ii) enter into any acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to an Acquisition Proposal or Alternative Transaction.

TSIA Exclusivity Restrictions

From the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, TSIA has agreed not to, among other things, solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement, letter of intent, memorandum of understanding or agreement in principle with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than Latch, its stockholders or any of their affiliates or representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in any Business Combination Proposal (as defined in the Merger Agreement) other than with Latch, its stockholders and their affiliates or representatives.

Conditions to Each Party’s Obligations

The obligation of TSIA and Latch to consummate the Merger is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) the approval of TSIA’s shareholders, (iii) the approval of Latch’s shareholders and (iv) the Registration Statement becoming effective.

In addition, the obligation of TSIA to consummate the Merger is subject to the fulfillment of other closing conditions, including, but not limited to, the representations and warranties of Latch being true and correct to the standards applicable to such representations and warranties and each of the covenants of Latch having been performed or complied with in all material respects.

The obligation of Latch to consummate the Merger is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of TSIA and Merger Sub being true and correct to the standards applicable to such representations and warranties and each of the covenants of TSIA having been performed or complied with in all material respects, (ii) the amount of Required Funds (as defined in the Merger Agreement) being equal to or exceeding $150,000,000, (iii) the approval by NASDAQ of TSIA’s listing application in connection with the Merger and (iv) the effective resignations of certain directors and executive officers of TSIA.

Waivers

If permitted under applicable law, either TSIA or Latch may waive in writing any conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to TSIA’s current certificate of incorporation, TSIA cannot consummate the proposed transaction if it has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of TSIA and Latch, (ii) by TSIA if the representations and warranties of Latch are not true and correct or if Latch fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Latch if the representations and warranties of TSIA are not true and correct or if TSIA fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either TSIA or Latch if the Merger is not consummated by July 31, 2021, (v) by either TSIA or Latch if certain required approvals are not obtained from TSIA shareholders after the conclusion of a meeting of TSIA’s stockholders held for such purpose at which such shareholders voted on such approvals, (vi) by either TSIA or Latch if a law or governmental order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall have been enacted, issued, promulgated, enforced or entered and shall have become final and non-appealable and (vii) by TSIA if Latch’s shareholders do not deliver the Support Agreement executed by holders of at least a majority of the voting power of all outstanding stock within two business days following the date of the Merger Agreement.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Merger Agreement).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about TSIA, Latch or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in TSIA’s public disclosures.

Sponsor Agreement

In connection with the execution of the Merger Agreement, TS Innovation Acquisitions Sponsor, L.L.C, a Delaware limited liability company (the “Sponsor”), and TSIA’s directors and officers (together with Sponsor, the “Sponsor Agreement Parties”) entered into an amended and restated letter agreement (the “Sponsor Agreement”) with TSIA and Latch, pursuant to which the Sponsor Agreement Parties agreed to, among other things, (i) vote at any meeting of the shareholders of TSIA all of their shares of Common Stock and Founder Shares (as defined in the Sponsor Agreement) held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement), (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The Sponsor Agreement Parties have also agreed, subject to certain exceptions, not to transfer any (i) Founder Shares (or any shares of Common Stock issuable upon conversion thereof) until the earlier of (A) one year after the completion of the Merger or (B) subsequent to the Merger, (x) if the last sale price of Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Merger or (y) the date on which TSIA completes a liquidation, merger, capital stock exchange, reorganization or similar transaction that results in all of TSIA’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Founder Shares Lock-up Period”) or (ii) Private Placement Warrants (as defined in the Sponsor Agreement) (or any shares of Common Stock issuable upon exercise thereof) until 30 days after the completion of the Merger (the “Private Placement Warrants Lock-up Period” and, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

The Sponsor Agreement also provides that all the Founder Shares (and any shares of Common Stock issuable upon conversion thereof) will be subject to certain time and performance-based vesting provisions described below. The Sponsor has agreed, subject to certain exceptions, not to transfer any unvested Founder Shares prior to the date such securities become vested. Pursuant to the Sponsor Agreement, 90% of the Founder Shares will vest at the closing of the Merger. 10% of the Founder Shares will vest at such time as the Stock Price Level (as defined below) is achieved on or before the fifth anniversary of the Closing.

In the event TSIA enters into a binding agreement on or before the fifth anniversary of the Closing related to certain sale transactions involving the shares of Common Stock or all or substantially all the assets of TSIA (a “TSIA Sale”), all unvested Founder Shares will vest on the day prior to the closing of such TSIA Sale if the per share price implied in such TSIA Sale meets or exceeds the Stock Price Level.

Any Founder Shares that remain unvested after the fifth anniversary of the Closing will be forfeited. The “Stock Price Level” will be considered achieved only (a) when the volume weighted average price of Common Stock on the NASDAQ is greater than or equal to $14.00 for any 20 trading days within a 30 trading day period or (b) the per share price implied in a TSIA Sale is greater than or equal to $14.00.

The Sponsor Agreement will terminate on the earlier of (a) the consummation of a TSIA Sale and (b) the later of (i) the earlier of (x) the achievement of a Stock Price Level on or before the fifth anniversary of the Closing and (y) the fifth anniversary of the Closing and (ii) the expiration of the Lock-up Periods.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Latch Support Agreement

Concurrently with the execution of the Merger Agreement, certain stockholders of Latch representing the requisite votes necessary to approve the Merger entered into a support agreement (the “Latch Support Agreement”) with TSIA and Latch, pursuant to which each such holder agreed to (i) vote at any meeting of the shareholders of Latch all of its Latch stock (or any securities convertible into or exercisable or exchangeable for Latch common stock or preferred stock) held of record or thereafter acquired in favor of the Proposals (as defined in the Merger Agreement) and appoint Latch as such holder’s proxy, (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in the Latch Support Agreement.

The foregoing description of the Latch Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Latch Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Merger Agreement, TSIA entered into subscription agreements with certain parties subscribing for shares of Common Stock (the “Subscribers” and such transactions, the “Subscriptions”), pursuant to which the Subscribers have agreed to purchase, and TSIA has agreed to sell the Subscribers, (i) an aggregate of 19,000,000 shares of Common Stock, for a purchase price of $10.00 per share and at an aggregate purchase price of $190,000,000, plus (ii) a number of shares of Common Stock, at a purchase price of $10.00 per share, equal to the value necessary to fund the Cash Elections. The Subscriptions are expected to close immediately prior to the Closing on the closing date. The consummation of the Subscriptions is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Merger. The shares of Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Registration Rights

The Merger Agreement contemplates that, at the Closing, TSIA and certain stockholders of Latch and TSIA will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which TSIA will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Common Stock and other equity securities of TSIA that are held by the parties thereto from time to time.

Transfer Restrictions

Additionally, Latch stockholders will be subject to certain restrictions on transfer with respect to the shares of Common Stock issued as part of the Merger Consideration (the “Lock-Up Shares”) pursuant to the form of bylaws to be adopted by TSIA immediately prior to the Closing. Such restrictions begin at Closing and end on the date that is the earlier of (A) one year after the completion of the Merger and (B)(i) for 25% of the Lock-up Shares held by each Latch stockholder and their respective permitted transferees, the date on which the last reported sale price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 60 days after the Merger, (ii) for an additional 25% of the Lock-up Shares held by each Latch stockholder and their respective permitted transferees, the date on which the last reported sale price of Common Stock equals or exceeds $14.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Merger, (iii) for an additional 25% of the Lock-up Shares held by each Latch stockholder and their respective permitted transferees, the date on which the last reported sale price of Common Stock equals or exceeds $16.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Merger and (iv) for an additional 25% of the Lock-up Shares held by each Latch stockholder and their respective permitted transferees, the date on which the last reported sale price of Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Merger.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Report under the heading “Subscription Agreements” is incorporated by reference herein. The shares of Common Stock to be issued in connection with the Subscriptions and the transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On January 25, 2021, TSIA and Latch issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that TSIA and Latch have prepared for use in connection with the announcement of the Merger.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document relates to a proposed transaction between Latch and TSIA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TSIA intends to file a registration statement on Form S-4 that will include a proxy statement of TSIA and a prospectus of TSIA. The proxy statement/prospectus will be sent to all TSIA and Latch stockholders. TSIA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TSIA and Latch are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by TSIA may be obtained free of charge from TSIA’s website at www.TSIAcorp.com or by written request to TSIA at TS Innovation Acquisitions Corp., 45 Rockefeller Plaza, 7th Floor, New York, NY 10111.

PARTICIPANTS IN SOLICITATION

TSIA and Latch and their respective directors and officers may be deemed to be participants in the solicitation of proxies from TSIA’s stockholders in connection with the proposed transaction. Information about TSIA’s directors and executive officers and their ownership of TSIA’s securities is set forth in TSIA’s filings with the SEC, including TSIA’s Registration Statement on Form S-1, which was filed with the SEC on November 5, 2020. To the extent that holdings of TSIA’s securities have changed since the amounts printed in TSIA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch and TSIA, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA’s securities, (ii) the risk that the transaction may not be completed by TSIA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor’s subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management’s attention from Latch’s ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment, (x) the ability to maintain the listing of TSIA’s securities on NASDAQ, (xi) the price of TSIA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA’s public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TSIA’s Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described below and other documents filed by TSIA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Agreement and Plan of Merger dated as of January 24, 2021, by and among TS Innovation Acquisitions Corp., Lionet Merger Sub Inc. and Latch, Inc.

10.1*	Sponsor Support Agreement, dated as of January 24, 2021, by and among TS Innovation Acquisitions Sponsor, L.L.C, TS Innovation Acquisitions Corp., Latch, Inc. and certain other parties thereto.

10.2*	Company Holders Support Agreement, dated as of January 24, 2021, by and among TS Innovation Acquisitions Corp., Latch, Inc. and certain other parties thereto.

10.3	Form of Subscription Agreement.

99.1	Press Release issued by TSIA and Latch on January 25, 2021.

99.2	Investor Presentation, dated January 25, 2021.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). TSIA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TS INNOVATION ACQUISITIONS CORP.

By:	/s/ Paul A. Galiano
Name: Paul A. Galiano
Title: Chief Operating Officer, Chief Financial Officer and Director

Date: January 25, 2021